Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of July 31, 2018

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of July 31, 2018, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,093,433 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrower has more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$546,441,586
Aggregate Outstanding Principal Balance – Treasury Bill	$73,360,660
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.43%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$473,080,926
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.57%
Number of Borrowers	17,090
Average Outstanding Principal Balance Per Borrower	$31,974
Number of Loans	29,843
Average Outstanding Principal Balance Per Loan – Treasury Bill	$31,635
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$17,188
Weighted Average Remaining Term to Scheduled Maturity	173 months
Weighted Average Annual Interest Rate	6.15%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	526	6,270,597	1.1
3.51% to 4.00%	1,099	20,205,899	3.7
4.01% to 4.50%	5,589	68,738,574	12.6
4.51% to 5.00%	8,454	125,039,298	22.9
5.01% to 5.50%	1,498	27,273,261	5.0
5.51% to 6.00%	1,329	23,865,951	4.4
6.01% to 6.50%	2,200	39,854,440	7.3
6.51% to 7.00%	3,567	71,973,028	13.2
7.01% to 7.50%	895	19,437,419	3.6
7.51% to 8.00%	1,828	49,717,043	9.1
8.01% to 8.50%	2,119	62,119,995	11.4
Equal to or greater than 8.51%	739	31,946,080	5.8

Total	29,843	$546,441,586	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,498	$7,026,380	1.3%
$ 5,000.00-$ 9,999.99	2,957	21,602,845	4.0
$10,000.00-$14,999.99	1,773	22,061,765	4.0
$15,000.00-$19,999.99	1,654	28,841,259	5.3
$20,000.00-$24,999.99	1,320	29,572,110	5.4
$25,000.00-$29,999.99	1,044	28,707,894	5.3
$30,000.00-$34,999.99	802	25,981,912	4.8
$35,000.00-$39,999.99	731	27,335,563	5.0
$40,000.00-$44,999.99	638	27,098,401	5.0
$45,000.00-$49,999.99	503	23,825,157	4.4
$50,000.00-$54,999.99	419	22,001,222	4.0
$55,000.00-$59,999.99	362	20,787,817	3.8
$60,000.00-$64,999.99	274	17,133,334	3.1
$65,000.00-$69,999.99	226	15,272,355	2.8
$70,000.00-$74,999.99	202	14,643,934	2.7
$75,000.00-$79,999.99	198	15,319,037	2.8
$80,000.00-$84,999.99	164	13,526,013	2.5
$85,000.00-$89,999.99	142	12,417,249	2.3
$90,000.00-$94,999.99	125	11,557,301	2.1
$95,000.00-$99,999.99	115	11,228,556	2.1
$100,000.00 and above	943	150,501,481	27.5

Total	17,090	$546,441,586	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	28,510	$503,910,998	92.2%
31-60 days	436	11,234,021	2.1
61-90 days	228	7,490,449	1.4
91-120 days	127	4,226,187	0.8
121-150 days	85	2,829,920	0.5
151-180 days	79	2,685,556	0.5
181-210 days	100	3,976,425	0.7
Greater than 210 days	278	10,088,030	1.8

Total	29,843	$546,441,586	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	96	$35,031	*
4 to 12	414	391,398	0.1%
13 to 24	793	1,588,634	0.3
25 to 36	853	3,326,037	0.6
37 to 48	1,516	6,907,081	1.3
49 to 60	4,282	17,983,638	3.3
61 to 72	1,507	10,802,257	2.0
73 to 84	1,225	11,688,082	2.1
85 to 96	1,071	11,963,974	2.2
97 to 108	1,385	17,415,089	3.2
109 to 120	3,149	35,835,263	6.6
121 to 132	2,145	43,475,102	8.0
133 to 144	1,640	39,205,253	7.2
145 to 156	1,131	29,726,033	5.4
157 to 168	1,239	33,941,983	6.2
169 to 180	2,787	68,388,220	12.5
181 to 192	1,012	32,159,172	5.9
193 to 204	763	26,992,341	4.9
205 to 216	550	21,652,665	4.0
217 to 228	494	20,919,226	3.8
229 to 240	520	23,652,542	4.3
241 to 252	283	15,690,623	2.9
253 to 264	225	11,419,274	2.1
265 to 276	143	8,595,428	1.6
277 to 288	132	9,250,929	1.7
289 to 300	136	9,923,657	1.8
301 to 312	178	15,874,453	2.9
313 to 324	49	4,150,713	0.8
325 to 336	23	2,221,404	0.4
337 to 348	25	2,901,979	0.5
349 to 360	49	5,620,215	1.0
361 and above	28	2,743,889	0.5

Total	29,843	$546,441,586	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	869	$21,480,478	3.9%
Forbearance	1,535	46,117,652	8.4
Repayment
First year in repayment	191	11,218,791	2.1
Second year in repayment	239	11,448,768	2.1
Third year in repayment	279	13,544,881	2.5
More than 3 years in repayment	26,730	442,631,016	81.0

Total	29,843	$546,441,586	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 129.8 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.7	-	202.6
Forbearance	-	3.3	205.5
Repayment	-	-	167.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $21,480,478 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $15,976,553 or approximately 74.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	212	$4,403,104	0.8%
Alaska	39	527,237	0.1
Arizona	600	11,997,375	2.2
Arkansas	153	2,722,470	0.5
California	3,392	65,078,710	11.9
Colorado	485	7,340,069	1.3
Connecticut	475	7,235,209	1.3
Delaware	89	1,616,506	0.3
District of Columbia	117	2,456,268	0.4
Florida	1,749	39,324,143	7.2
Georgia	1,095	25,725,829	4.7
Hawaii	61	1,232,206	0.2
Idaho	86	1,705,848	0.3
Illinois	1,366	21,761,152	4.0
Indiana	418	5,643,783	1.0
Iowa	190	3,249,652	0.6
Kansas	488	8,167,069	1.5
Kentucky	188	3,183,670	0.6
Louisiana	818	15,767,642	2.9
Maine	96	2,028,350	0.4
Maryland	881	17,990,222	3.3
Massachusetts	970	12,758,586	2.3
Michigan	729	14,935,908	2.7
Minnesota	528	9,269,715	1.7
Mississippi	261	5,050,687	0.9
Missouri	681	12,222,308	2.2
Montana	46	797,131	0.1
Nebraska	51	968,578	0.2
Nevada	214	4,578,744	0.8
New Hampshire	121	1,854,275	0.3
New Jersey	782	14,152,897	2.6
New Mexico	124	2,990,870	0.5
New York	2,137	37,828,020	6.9
North Carolina	750	12,610,591	2.3
North Dakota	16	315,544	0.1
Ohio	137	2,197,146	0.4
Oklahoma	737	13,085,299	2.4
Oregon	601	10,529,585	1.9
Pennsylvania	977	17,802,947	3.3
Rhode Island	91	1,617,298	0.3
South Carolina	345	7,328,865	1.3
South Dakota	31	362,663	0.1
Tennessee	496	10,132,170	1.9
Texas	3,028	53,521,444	9.8
Utah	113	1,918,918	0.4
Vermont	50	752,155	0.1
Virginia	982	15,971,478	2.9
Washington	1,037	16,633,645	3.0
West Virginia	127	2,028,971	0.4
Wisconsin	389	7,698,436	1.4
Wyoming	26	236,183	*
Other	268	5,134,016	0.9

Total	29,843	$546,441,586	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

A-1

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	15,150	$211,672,741	38.7%
Other Repayment Options(1)	11,697	223,463,120	40.9
Income-driven Repayment(2)	2,996	111,305,725	20.4

Total	29,843	$546,441,586	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 368 loans with an aggregate outstanding principal balance of $14,815,936 currently in an interest-only period.  These interest-only loans represent approximately 2.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	14,774	$235,828,738	43.2%
Unsubsidized	15,069	310,612,847	56.8

Total	29,843	$546,441,586	29,843

A-2

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	65	$2,211,564	0.4%
October 1, 1993 through June 30, 2006	29,778	544,230,021	99.6
July 1, 2006 and later	0	0	0.0

Total	29,843	$546,441,586	100.0%

A-3

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,604	$20,164,692	3.7%
College Assist	12	236,747	*
Educational Credit Management Corporation	938	18,502,013	3.4
Great Lakes Higher Education Corporation	501	11,661,426	2.1
Illinois Student Assistance Comm	1,284	18,489,355	3.4
Kentucky Higher Educ. Asst. Auth.	101	1,957,304	0.4
Louisiana Office Of Student Financial Asst	314	3,950,464	0.7
Michigan Guaranty Agency	516	8,318,813	1.5
New Jersey Higher Ed Student Assistance Authority	678	9,128,124	1.7
New York State Higher Ed Services Corp	2,945	47,288,029	8.7
Northwest Education Loan Association	3,033	45,587,321	8.3
Oklahoma Guaranteed Stud Loan Prog	765	12,185,949	2.2
Pennsylvania Higher Education Assistance Agency	2,470	42,086,556	7.7
Texas Guaranteed Student Loan Corp	2,605	46,640,248	8.5
United Student Aid Funds, Inc.	12,077	260,244,543	47.6
Total	29,843	$546,441,586	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

A-4

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions.  Navient Solutions and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA Funds, Inc. became a member of Great Lakes Higher Education Corporation effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”).  Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act.  The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans.  The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders.  The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

A-5

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).  The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund.  The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010.  As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2016, USA Funds held net assets on behalf of the Federal Reserve Fund of approximately $143 million.  Through September 30, 2016, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $46.6 billion.  Also, as of September 30, 2016, USA Funds had operating fund assets totaling over $1.1 billion, which includes the $143 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding.  Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	0.354%	0.277%	0.251%	0.308%	0.350%

For the past five federal fiscal years, USA Funds’ claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USA Funds’ claims. The actual claims rates are as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	4.74%	4.73%	4.71%	0.60%	0.67%

A-6